UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3300 Hyland Avenue
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 545-0100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On December 12, 2006, Valeant Pharmaceuticals International (“Valeant”) received a notice of default (the “Notice”) from The Bank of New York, as trustee (the “Trustee”) for the holders of Valeant’s 3.0% Convertible Notes due 2010 (the “3.0% Notes”), asserting that a default occurred under the Indenture dated as of November 19, 2003 governing the 3.0% Notes and Valeant’s 4.0% Convertible Notes due 2013 (the “4.0% Notes”). The Notice asserts that a default occurred under the Indenture when Valeant failed to timely file with the Securities and Exchange Commission (the “Commission”) its quarterly report on Form 10-Q for the quarter ended September 30, 2006 (the “Form 10-Q”).
     In the event that the Trustee is successful in asserting that Valeant’s failure to timely file the Form 10-Q is a default under the Indenture, such default will become an “Event of Default” under the Indenture unless Valeant cures the default within 60 days of receipt of the Notice. If Valeant fails to cure the default within the prescribed time period and an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of either the 3.0% Notes or the 4.0% Notes outstanding under the Indenture may accelerate the payment of all unpaid principal of that series, which amount would then become immediately due and payable in full unless Valeant were able to obtain a waiver of the Event of Default from the holders of a majority in aggregate principal amount of such series. The unpaid principal amount of the 3.0% Notes is $240.0 million, and the unpaid principal amount of the 4.0% Notes is also $240.0 million.
     While Valeant intends to file the Form 10-Q with the Commission as promptly as practicable after completion of its previously announced review of its stock option granting practices and review by its independent registered public accounting firm, Valeant cannot predict at this time when it will be able to file the Form 10-Q.
Forward-Looking Statements
     This current report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the potential consequences of an asserted default under the Indenture, which are based on Valeant’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the final interpretation of the Indenture and Valeant’s ability to cure any default deemed to have occurred thereunder. Valeant cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. Valeant also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this report. Valeant undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Bary G. Bailey
		Name:	Bary G. Bailey
		Title:	Executive Vice President, Chief Financial Officer

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